SUBSCRIPTION AGREEMENT

SHARES OF COMMON STOCK

OF

T.O.D. TASTE ON DEMAND INC.

Ladies and Gentlemen:

The undersigned (the “Subscriber”) understands that T.O.D. Taste on Demand Inc., a Nevada corporation (the “Company”), is offering for sale to the Subscriber the number of shares of the Company’s Common Stock, value per $0.001 (the “Common Stock”), set forth below the Subscriber’s name on the signature page hereto. The Subscriber acknowledges that it is not acting on the basis of any representations or warranties other than those set forth in this subscription agreement (this “Subscription Agreement”) and understands that the offering of the Common Stock (the “Offering”) is being made without registration of the Common Stock under the United States Securities Act of 1933, as amended (the “Act”), or any securities, “blue sky” or other similar laws of any foreign or domestic state (“State Securities Laws”), including without limitation, the jurisdiction in which the Subscriber resides.

The Subscriber agrees as follows:

1. Subscription. The Subscriber hereby tenders this subscription and applies for the purchase of up to twenty thousands (20,000) shares of Common Stock at a purchase price of $0.05 per share for the aggregate purchase price of up to U.S. $1,000 (the “Purchase Price”).

2. Payment for Common Stock. Payment of the Purchase Price shall be made simultaneously with the execution and delivery of this Subscription Agreement. Payment shall be made by check payable to the Escrow Agent (as defined below) in New Israeli Shequels based on the representative exchange rate on the date of payment. If this subscription is not accepted by December 15, 2007 or the Offering is terminated by the Company for any reason, all documents, together with the Purchase Price (without interest), will be returned to the Subscriber by the Escrow Agent. If this subscription is accepted by the Company, the Escrow Agent will deliver the Purchase Price to the Company and the Company will deliver a certificate representing the shares of Common Stock purchased by the Subscriber to the Subscriber promptly following such acceptance.

Yoel Neeman, Advocate (the "Escrow Agent") is hereby appointed by the Subscriber and the Company as Escrow Agent for the acceptance of the Purchase Price from Subscriber, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with the terms and conditions of this Section 2 and instructions given pursuant hereto. Subscriber acknowledges that the Purchase Price is to be held by Escrow Agent in a non interest bearing account.

In performing any of its duties hereunder, or upon the claimed failure to perform hereunder, the Escrow Agent shall not be liable to anyone for any damages, losses, or expenses which they may incur as a result of the Escrow Agent so acting, or failing to act.

Subscriber and the Company hereby agree to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, costs, liabilities and expenses, including, without limitation, reasonable costs of investigation and counsel fees and disbursements which may be imposed by the Escrow Agent or incurred by it in connection with its acceptance of this appointment as Escrow Agent hereunder or the performance of its duties hereunder.

1

The Escrow Agent shall not be entitled to any fee in connection with its services hereunder.

The Escrow Agent services hereunder are administrative in nature. The Escrow Agent shall not have any duties hereunder except those specifically set forth herein.

3. Certain Acknowledgments and Agreements of Subscriber. The Subscriber understands and acknowledges and agrees that: (i) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part, (ii) the subscription is subject to prior sale, withdrawal, modification, or cancellation of the Offering by the Company, (iii) the subscription shall not be valid unless and until accepted by the Company, (iv) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company and (v) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue shares of Common Stock to the Subscriber if such issuance would constitute a violation of the Act or any State Securities Laws.

4. Representations and Warranties of Company. In order to induce the Subscriber to tender this subscription, the Company hereby represents and warrants to the Subscriber as follows:

(a)
Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)
Capitalization. The authorized capital of the Company consists of 65,000,000 shares of Common Stock and 10,000,000 or preferred stock. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and State Securities Laws.

(c)
Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Subscription Agreement, and to issue the Common Stock, has been taken or will be taken prior to the acceptance of this subscription. All action on the part of the officers of the Company necessary for (i) the execution and delivery of the Subscription Agreement, (ii) the performance of all obligations of the Company under the Subscription Agreement, and (iii) the issuance and delivery of the Common Stock has been taken or will be taken prior to acceptance of this subscription. The Subscription Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (y) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (z) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)
Valid Issuance of Common Stock. The shares of Common Stock subject to this subscription, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by a Subscriber. Assuming the accuracy of the representations in Section 5 of this Agreement and subject to the filings described in Section 4(e) below, the shares of Common Stock subject to this subscription will be issued in compliance with all applicable federal and State Securities Laws.

(e)
Governmental Consents and Filings. Assuming the accuracy of the representations in Section 5 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

5. Representations and Warranties of Subscriber. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to the Company as follows:

(a)	Subscriber:

(i)	is not a U.S. person* “U.S. person”, “United States” and “distributor” defined in Appendix A hereto. as that term is defined under Regulation S (“Regulation S”) promulgated under the Act;

(ii)	is outside the United States* as of the date of the execution and delivery of this Subscription Agreement;

(iii)
is acquiring the Common Stock for its own account (and/or for the account of other non-U.S. persons*, who are outside of the United States*) and not on behalf of any U.S. person, and the sale has not been pre-arranged with a person in the United States;

(iv)
is not acquiring the Common Stock with the present intention of “distributing” the Common Stock on behalf of the Company or a “distributor”* as defined in Regulation S, or any of their affiliates, in the United States or to a U.S. person under Regulation S;

(v)
acknowledges that, in addition to other restraints on transfer set forth in the Stockholders Agreement, the Common Stock may only be resold in accordance with the provisions of Regulation S cannot be sold by it in the United States as part of a “distribution” (as such term is defined in the federal securities laws of the United States);

(vi)	agrees not to engage in any hedging transaction with regard to the Common Stock; and

(vii)
is not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Act) of the Company or “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States) and the acquisition of the Common Stock by the Subscriber is not a transaction (or any element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Act.

(b)
SUBSCRIBER HAS RECEIVED, READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND ALL EXHIBITS AND APPENDICES HERETO AND HAS HAD AN ADEQUATE OPPORTUNITY TO CONSULT SUBSCRIBER’S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR SUBSCRIBER;

(c)
The Company has provided the Subscriber and his or her representative, if any, prior to the purchase of any of the Common Stock, with the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the financial data and business of the Company and to obtain any additional information necessary to verify the information relative to the financial data and business of the Company, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be fully satisfactory. The Subscriber is satisfied that he or she has received adequate information concerning all matters which he or she considers material to a decision to purchase the Common Stock;

(d)
Subscriber understands and acknowledges that (i) Subscriber must bear the economic risk of an investment in the Common Stock for an indefinite period of time; (ii) the Common Stock have not been registered under the Securities Act or any State Securities Laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and State Securities Laws for transactions not involving any public offering and, therefore, the Common Stock may not be resold or transferred unless they are subsequently registered under the Securities Act and applicable State Securities Laws or unless an exemption from such registration is available; and (iii) Subscriber is purchasing the Common Stock, and any purchase of the Common Stock will be, for investment purposes only for Subscriber’s account and not with any view toward a distribution thereof;

(e)
Subscriber is aware and acknowledges that: (i) an investment in the Common Stock is speculative and involves a risk of loss of the entire investment and no assurance can be given of any income from such investment; (ii) the Company has not made and cannot make any representation or warranty as to the future operations or financial condition of the Company; (iii) any estimates of future operating results or financial forecasts of any kind with respect to the Company which may be contained in any documents or information furnished to the Subscriber may not be realized; (iv) that such estimates or forecasts are based on assumptions which may or may not occur; (vi) that no assurances can be given that the actual results of Company operations or the financial condition of the Company will conform to such estimates or forecasts and that therefore the Subscriber should not rely thereon; (vii) that the Company is a start up business and it has never shown a profit; (viii) that there is no assurance that the Company’s operations will be profitable or will produce a positive cash flow; (ix) that the Company may operate at a loss for the foreseeable future; and (x) there is no public market for, and there are substantial restrictions on the transferability of, the Common Stock and it may not be possible for Subscriber to liquidate the investment readily in case of an emergency;

(f)	Subscriber has adequate means of providing for all current and foreseeable needs and personal contingencies and has no need for liquidity in this investment;

(g)	Subscriber maintains a domicile or business at the address shown on the signature page of this Subscription Agreement, at which address Subscriber has subscribed for the Common Stock; and

(h)
Subscriber has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Company. Subscriber has evaluated the risk of investing in the Common Stock, and has determined that the Common Stock are a suitable investment for Subscriber. Subscriber can bear the economic risk of the investment and can afford a complete loss of the investment. In evaluating the suitability of any investment in the Common Stock, Subscriber has not relied upon any representations or other information (whether oral or written) other than independent investigations made by Subscriber or Subscriber’s representative(s).

6. Survival and Indemnification. All representations, warranties and covenants contained in this Agreement or any other documents executed and delivered in connection therewith and the indemnification contained in this Paragraph 6 shall survive (i) the acceptance of this Subscription Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein, and (iii) the death, disability or dissolution of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in determining the Subscriber’s qualification and suitability to acquire the Common Stock. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Act or any State Securities Laws.

7. Legends. Subscriber acknowledges and agrees that any certificate evidencing the Common Shares will bear substantially the following legend, and/or such other legends as the Company’s legal counsel determines are necessary:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK OF THE ISSUER MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, confirmed electronic mail or facsimile, or overnight air courier guaranteeing next day delivery:

(a)	if to the Company, to it at the following address:

(b)	if to the Subscriber, to the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

9. Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modifications, waiver or termination is sought.

10. Entire Agreement. This Subscription Agreement, together with the Stockholders Agreement, constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

11. Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretation, construction and effect and in all other aspects by the substantive laws of the State of New York, without reference to conflicts of laws principles.

12. Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM BROUGHT THEREIN.

13. Resolution of Disputes.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by an arbitration tribunal (the “Tribunal”) in accordance with the Arbitration Rules of the American Arbitration Association (“AAA”) as at present in force. THE DECISION OF THE TRIBUNAL SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO.

(b) The arbitration shall take place in New York City, the State of New York and shall be conducted in the English language. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by the Principals, collectively, one to be appointed by Born Talent and a third by the two arbitrators so selected.

(c) During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.
(e) Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM BROUGHT THEREIN.

(g) Resolution of Disputes.

(1) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by an arbitration tribunal (the “Tribunal”) in accordance with the Arbitration Rules of the American Arbitration Association (“AAA”) as at present in force. THE DECISION OF THE TRIBUNAL SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO.

(2) The arbitration shall take place in New York City, the State of New York and shall be conducted in the English language. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by the Principals, collectively, one to be appointed by Born Talent and a third by the two arbitrators so selected.

(4) During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.

14. Severability. If any provision of this Subscription Agreement or the application thereof to any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

15. Headings. The headings in this Subscription Agreement are inserted for convenience and indemnification only and are not intended to describe, interpret, defined, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

16. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Amendment and Modification. This Subscription Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in writing executed by the Company and the Subscriber. No course of dealing between or among any persons having any interest in this Subscription Agreement will be deemed effective to modify, amend or discharge any part of this Subscription Agreement or any rights or obligations of any person under or by reason of this Subscription Agreement.

18. Miscellaneous. This Subscription Agreement (a) shall be binding upon the Subscriber and the heirs, personal representatives, successors and assigns of Subscriber (provided that this Agreement and the rights and obligations of Subscriber hereunder are not transferable or assignable by Subscriber); and (b) shall be governed, construed and enforced in accordance with the laws of the State of New York without reference to any principles of conflict of laws (except insofar as affected by the state securities or “blue sky” law of the jurisdiction in which the Offering has been made to Subscriber).

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement as of the date specified below.

Subscriber’s Full Legal Name (Please Print)	Signature of Subscriber

Residence Address	Date of Execution by Subscriber

City, State, Country

Telephone Number	Email Address

Please Check Appropriate Category:

___ Individual
___ Tenants in Common
___ Joint tenants with right of survivorship
___ As custodian, trustee or agent for:

    Other (e.g., corporation, Company, etc.)

AGREED TO AND ACCEPTED BY: T.O.D. TASTE ON DEMAND INC. By:_____________________________ Name: David Katzir Title: President	OFFERED AMOUNT: Total Purchase Price U.S. $__________ ____________ shares of Common Stock
AGREED TO ACCEPTED BY THE ESCROW AGENT (ONLY WITH RESPECT TO SECTION 2): ___________________________ Yoel Neeman, Advocate

APPENDIX A

Pursuant to Rule 902(d), (k) and (l) of Regulation S, the terms “distributor,” “U.S. person” and “United States” are defined as follows:

(a)
Distributor. “Distributor” means any underwriter, dealer, or other person who participates pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

(b)	U.S. Person.

(A)	“U.S. person” means:

(i)	Any natural person resident in the United States;

(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	An estate of which any executor or administrator is a U.S. person;

(iv)	Any trust of which any trustee is a U.S. person;

(v)	Any agency or branch of a foreign entity located in the United States;

(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; and

(vii)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

(viii)
Any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estate or trusts.

(B)
Notwithstanding paragraph (k)(1) of Rule 902, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. person”.

(C)	Notwithstanding paragraph (k)(1) of Rule 902, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

(i)	An executor or administrator or the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estates; and

(ii)	The estate is governed by foreign law.

(D)
Notwithstanding paragraph (k)(1) of Rule 902, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(E)
Notwithstanding paragraph (k)(1) of Rule 902, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(F)	Notwithstanding paragraph (o)(1) of Rule 902, any agency or branch of a U.S. person located outside the United States shall not be deemed a “U.S. person” if:

(i)	The agency or branch operates for valid business reasons; and

(ii)	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(G)
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. persons”.

(c)	United States. “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.